UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2016

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana	46514-3305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 7, 2016, Thor Industries, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the consummation of its previously announced acquisition of all of the issued and outstanding shares of capital stock of Jayco, Corp. (“Jayco”) from the shareholders of Jayco. This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to include the financial information described in Item 9.01 below. Except as stated in this Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 9.01      Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements for Jayco required by Item 9.01(a) of Form 8-K are attached hereto as
Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information for Jayco required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.3 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of RSM US LLP, independent auditor

99.1	Audited consolidated financial statements of Jayco as of and for the year ended December 31, 2015, and the related notes thereto

99.2	Unaudited condensed consolidated financial statements of Jayco as of April 30, 2016 and December 31, 2015 and for the four month periods ended April 30, 2016 and 2015, and the related notes thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: September 15, 2016	By:	/s/ Colleen Zuhl
	Name:	Colleen Zuhl
	Title:	Senior Vice President and Chief Financial Officer